                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                             (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    MERRY LAND & INVESTMENT COMPANY, INC.
- ---------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

- ---------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

(1)  Title of each class of securities to which transaction applies:

     ----------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     ----------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid: ________________________________________

     2)   Form, Schedule or Registration Statement No. ___________________

     3)   Filing party: __________________________________________________

     4)   Date filed: ____________________________________________________

- --------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                   MERRY LAND & INVESTMENT COMPANY, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               April 17, 1995

        To The Shareholders of Merry Land & Investment Company, Inc.

     The Annual Meeting of Shareholders of Merry Land & Investment Company, Inc. will be held at the Telfair Inn Conference Center, 326 Greene Street, Augusta, Georgia, on Monday, April 17, 1995, at 10:00 a.m. for the following purposes:

   1. To elect five directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

   2. To amend the Articles of Incorporation to increase the Company's authorized common stock from 50,000,000 shares to 100,000,000 shares.

   3.   To approve the 1995 Stock Option and Incentive Plan.

   4. To transact such other business as may properly come before the meeting or any adjournment.

   The close of business on March 1, 1995 has been set by the directors as the record date for determination of the shareholders of the Company who are entitled to notice of and to vote at the meeting. A copy of the 1994 Annual Report is enclosed.

   Shareholders who do not expect to attend the meeting in person are requested to date, vote and sign the enclosed proxy card, indicating any voting instructions, and to return it in the accompanying envelope.

                                                    By order of the Board
                                                    of Directors,



                                                    W. HALE BARRETT
                                                    Secretary
March 25, 1995

                    PLEASE VOTE AND RETURN THE ENCLOSED
                            PROXY CARD PROMPTLY

                   MERRY LAND & INVESTMENT COMPANY, INC.
                             -----------------

                              PROXY STATEMENT

                             -----------------

   General. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Shareholders of Merry Land & Investment Company, Inc. to be held Monday, April 17, 1995 at the Telfair Inn Conference Center, 326 Greene Street, Augusta, Georgia at 10:00 A.M. The Company's principal executive offices are located at 624 Ellis Street, Augusta, Georgia 30901 and its telephone number is 706/722-6756.

   Voting. When proxies are properly executed and returned, the shares of common stock they represent will be voted or abstained at the meeting in accordance with any directions noted. If no directions are noted, they will be voted to elect the directors nominated by the Board; to amend the Articles of Incorporation to increase the number of shares of common stock from 50,000,000 to 100,000,000; and to approve the 1995 Stock Option and Incentive Plan. The Company's management knows of no other matters to be presented or considered at the meeting; however, the proxies named shall have discretionary authority to vote on any other matter which may properly be presented at the meeting. In addition, the proxies named shall have the authority to vote for any person for election as a director in lieu of any person nominated if the nominee is unable to serve. It is not contemplated that any nominee will be unable to serve.

   The following rules govern voting at the Annual Meeting:

   * A majority of the shares of common stock entitled to vote will constitute a quorum. Shares of common stock are counted for quorum purposes if they are voted on at least one matter to be considered at the meeting.

   * For the election of directors a quorum must be present, either in person or by proxy, and a plurality of the shares represented and entitled to vote must vote in the affirmative.

   * To amend the Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 a quorum must be present, either in person or by proxy, and a majority of all issued and outstanding shares must vote in the affirmative.

   * To approve the 1995 Stock Option and Incentive Plan a quorum must be present, either in person or by proxy, and a majority of the shares voting must vote in the affirmative.

   * Except with respect to the proposed amendment of the Articles of Incorporation, abstentions and broker non-votes are neither counted for purposes of determining the number of affirmative votes required for approval of proposals nor voted for or against matters presented for shareholder consideration. Consequently, so long as a quorum is present, abstentions and broker non-votes have no effect on the outcome of any vote, except the vote with regard to the proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 for which abstentions and broker non-votes have the effect of a vote against approval of the proposed amendment.

   Revocation of Proxies. Execution of the enclosed proxy will not affect the shareholder's right to attend the meeting and vote in person. A shareholder may revoke a proxy at any time before it is voted.

   Solicitation. The accompanying proxy is solicited by the Board of Directors. The expense of solicitation, which is not expected to exceed the normal expense of a proxy solicitation for a meeting at which directors are elected, will be borne by the Company.

                                  DIRECTORS

   All directors of the Company are elected annually for terms of one year and hold office until their successors are elected and qualify. Unless instructed to the contrary, the accompanying proxy will be voted to elect as directors the persons named in the table below.

   The Company's Bylaws provide for a Board of Directors consisting of not less than three nor more than fifteen members. The number of directors is fixed at five for the current year. The proxies may not be voted for more than five directors.

   The table below shows the names and ages of all directors, their position with the Company, the period they have served as directors, the committees on which they serve, the amount and percentage of common stock beneficially owned and their business experience during the past five years.

====================================================================================================
                                                                                   Common
 Name, Business Experience                 Position           Director   Stock Beneficially Owned<F1>
      and Committees         Age         with Company           Since      Amount     Percentage<F2>
- ----------------------------------------------------------------------------------------------------
Peter S. Knox III            59    Chairman of the Board and    1976    2,688,064<F3>      8.3%
Chairman of the Board and Chief Executive Officer of the Company since 1976. Executive Committee.

W. Tennent Houston           44     President and Director      1986     202,192<F4>       0.6%
President of the Company since 1985. Employee of the Company since 1981. Executive Committee.

W. Hale Barrett              66     Secretary and Director      1969     18,100<F5>        0.06%
Member of law firm of Hull, Towill, Norman & Barrett, P.C., counsel to the Company. Executive and
Audit Committees.

Pierce Merry, Jr.            70            Director             1981     110,564<F6>       0.3%
Retired Chairman of Boral Bricks, Inc. (formerly Merry Companies, Inc.). Audit Committee.

Hugh Calvin Long II          43            Director             1994     15,922<F7>        0.05%
Capital Area President, First Union National Banks of Virginia, Maryland & Washington, D.C.
Previously Regional Executive Vice President of First Union National Bank of Georgia. Audit
Committee.
====================================================================================================

<F1>  The shares shown were owned directly by the named person as of March 1,1995 unless otherwise indicated.
<F2>  Assumes 32,234,600 shares outstanding, including 32,173,600 shares outstanding as of March 1,
      1995, and 61,000  shares issuable upon exercise of presently exercisable incentive stock options held by Mr. Houston and the Company's other executive officers.
<F3>  See "Voting Securities and Principal Holders".
<F4>  Includes 12,370 shares held in Mr. Houston's account in the Company's Employee Stock Ownership
      Plan ("ESOP").  Also includes 35,805 shares in the ESOP which have not been allocated to the account of any Company employee and for which Mr. Houston holds voting power as sole Trustee of the ESOP. Includes 17,000 shares issuable upon exercise of presently exercisable incentive stock options.
<F5>  Includes 100 shares owned by Mr. Barrett's wife. Mr. Barrett disclaims beneficial ownership of the shares owned by his wife.
<F6>  Includes 18,812 shares owned by the Merry Foundation, of which Mr. Merry is trustee.
<F7>  Includes 5,422 shares owned by Mr. Long's wife and children. Mr. Long disclaims beneficial ownership of the shares owned by his wife and children.

                              EXECUTIVE OFFICERS

   All executive officers of the Company are elected annually for terms of one year and hold office until their successors are elected and qualify. The table below shows the names and ages of all executive officers who are not directors, their position with the Company, the period they have served as executive officers, the amount and percentage of common stock beneficially owned and their business experience during the past five years.

====================================================================================================
                                                                                Common
                                                 Position             Stock Beneficially Owned<F1>
 Name and Business Experience    Age           with Company             Amount       Percentage<F2>
- ----------------------------------------------------------------------------------------------------
Michael N. Thompson              46           Vice President         104,856(3)(4)        0.3%
Vice President of the Company since August 1992. Employee of the Company since February 1992.
President of Thompson & Wright, Inc., asset managers, from November 1990 to January 1992. Previously
Executive Vice President, Great Southern Federal Savings Bank.

Joseph P. Bailey III             36           Vice President         53,301(5)(6)         0.2%
Vice President of the Company since August 1992. Employee of the Company since 1989.

Ronald J. Benton                 37           Vice President         69,291(7)(8)         0.2%
Elected Vice President of the Company in 1995. Controller of the Company since January 1986.
Employee of the Company since 1984.

Ralph J. Simons, Jr.             30           Vice President         53,913(9)(10)        0.2%
Elected Vice President of the Company in 1995. Employee of the Company since 1990.

Dorrie E. Green                  36           Vice President          10,000(11)          0.03%
Elected Vice President of the Company in 1995. Employee of the Company since 1994. Chief Financial
Officer of JG Financial Management Services from September 1992 to October 1994. Vice President of
Heritage Property Company from August 1991 to September 1992. Previously Chief Financial Officer of
North and West Florida Divisions of Trammell Crow Residential Company.
====================================================================================================

<F1>  The shares shown were owned directly by the named person as of March 1,1995 unless otherwise indicated.
<F2>  Assumes 32,234,600 shares outstanding, including 32,173,600 shares outstanding as of March
      1, 1995, and 61,000  shares issuable upon exercise of presently exercisable incentive stock options held by Mr. Houston and the executive officers Messrs. Thompson, Bailey, Benton,
      Simons and Green.
<F3>  Includes 6,411 shares owned by Mr. Thompson's wife and children. Includes 11,000 shares issuable upon exercise of presently exercisable incentive stock options.
<F4>  See "Executive Compensation".
<F5>  Includes 1,000 shares owned by Mr. Bailey's daughter. Includes 15,000 shares issuable upon exercise of presently exercisable incentive stock options.
<F6>  Mr. Bailey has purchased Company common stock at the market price with full recourse, interest free loans under the Company's stock loan program (the "Stock Loan Program"). Mr.
      Bailey purchased 10,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $107,500; 10,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $155,000 and $10,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $208,750. The maximum outstanding principal balance of loans to Mr. Bailey under the Stock Loan Program totalled $449,850 in 1994 and totalled $418,785 on 3/1/95. The
      Company has also extended Mr. Bailey interest free, full recourse loans to exercise incentive stock options. The maximum outstanding principal balance of these loans totalled
      $24,120 in 1994 and totalled $19,978 on 3/1/95.
<F7>  Includes 12,000 shares issuable upon exercise of presently exercisable incentive stock options.
<F8>  Mr. Benton has purchased Company common stock at the market price with full recourse, interest free loans under the Company's Stock Loan Program. Mr. Benton purchased 10,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $107,500; 10,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $155,000; and 10,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $208,750. The maximum outstanding principal balance of loans to Mr. Benton under the Stock Loan Program totalled
      $449,850 in 1994 and totalled $418,785 on 3/1/95. The Company has also extended Mr. Benton interest free, full recourse loans to exercise incentive stock options. The maximum outstanding principal balance of these loans totalled $81,640 in 1994 and totalled $66,831 on 3/1/95.
<F9>  Includes 6,000 shares issuable upon exercise of presently exercisable incentive stock options.
<F10> Mr. Simons has purchased Company common stock at the market price with full recourse, interest free loans under the Company's Stock Loan Program. Mr. Simons purchased 10,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing $107,500; 10,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $155,000; and 20,000 shares on 3/14/94 at the market price of $20.88 per share by borrowing $417,500. The maximum outstanding principal balance of loans to Mr. Simons under the Stock Loan Program totalled
      $658,600 in 1994 and totalled $617,180 on 3/1/95. The Company has also extended Mr. Simons interest free, full recourse loans to exercise incentive stock options. The maximum outstanding principal balance of these loans totalled $28,780 in 1994 and totalled $24,638 on 3/1/95.
<F11> Mr. Green has purchased Company common stock at the market price with a full recourse, interest free loan under the Company's Stock Loan Program. Mr. Green purchased 10,000 shares on 12/15/94 at the market price of $17.50 per share by borrowing $175,000. The maximum outstanding principal balance of loans to Mr. Green under the Stock Loan Program totalled
      $175,000 in 1994 and totalled $172,655 on 3/1/95.

                         THE BOARD AND ITS COMMITTEES

   The Board met four times in 1994. The Board maintains an Executive Committee and an Audit Committee but no nominating or compensation committees. The Executive Committee is empowered to conduct the business of the Company between Board meetings but did not meet in 1994. The Audit Committee supervises the Company's independent public accounting firm and met once in 1994. All directors attended all of the meetings of the Board and the committees on which they served in 1994.

   Directors who are not employees of the Company receive fees of $1,500 per quarter plus $1,000 for each Board meeting attended. Directors are not additionally compensated for attending any Audit or Executive Committee meeting. Directors who are Company employees receive no compensation for their service on the Board or its committees.

          REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Compensation Policies

   The Company's Board of Directors acts as a whole on executive compensation matters except with respect to the compensation of Messrs. Knox and Houston, the administration of incentive and nonstatutory stock option plans and the extension of interest free loans to employees for the purchase of Company common stock. Mr. Knox's compensation for 1994 was determined by Messrs. Barrett, Long and Merry, the Board's three outside directors, who also set Mr. Houston's compensation after considering Mr. Knox's recommendation. The stock option and stock loan plans were administered in 1994 by Messrs. Barrett, Long and Merry, the Board's three outside directors.

   The Board's goal in setting executive compensation is to link pay to Company performance by making stock based compensation the most significant component of executive pay. The major components of executive compensation are base salary, cash bonuses, stock options and stock loans, each of which is described in more detail in this proxy statement. In determining all forms of compensation the Board evaluates the executive officer's contribution toward the achievement of the Company's goals of increasing shareholder value as measured by several indicators, including stock price performance, growth in funds from operations and growth in dividends per share. The Board does not establish specific performance criteria but instead subjectively considers the Company's performance and each executive officer's contribution toward the achievement of Company goals.

   The Board sets base salaries for executive officers at levels it considers to be low relative to real estate investment trusts of similar size as outlined in the annual compensation survey prepared by the National Association of Real Estate Investment Trusts and other industry publications. The Board also grants cash bonuses to reward individual performance at times when the Company achieves exceptional financial performance.

   The Board's objective in administering the stock option and stock loan plans is to link a substantial portion of executive compensation to increases in the price of the Company's common stock, thereby aligning the interests of its executive officers with those of its shareholders. Grants of incentive stock options under the stock option plans and the purchase of common stock financed by stock loans are made at the market price on the date of grant or loan. Benefit from these programs can only be derived through increases in the stock price and through receipt of cash dividends.

   The Omnibus Budget Reconciliation Act of 1994 provides that compensation in excess of $1,000,000 per year paid to the chief executive officer of a company as well as the other named executive officers listed in the Company's proxy statement will not be deductible unless the compensation is "performance-based" and the related compensation plans are approved by shareholders. The Company does not anticipate its executive compensation will come within the reach of this legislation.

Compensation of the CEO

   Mr. Knox's base salary and bonus for 1994 were determined by Messrs. Barrett, Long and Merry, the Board's outside directors. Although the Board has not established any policy to maintain the overall executive compensation level within any particular range of industry norms, the intent of the Board is that the amount of cash compensation should be set at the lower end of industry levels. The NAREIT survey and other industry surveys were considered by the outside directors during their deliberations in determining Mr. Knox's compensation. In 1994, Mr. Knox's annual base salary was $180,000. The Board considered the significant accomplishments of the Company in 1994 in subjectively arriving at the cash bonus of $115,000 awarded to Mr. Knox. In 1994 the Company raised over $88 million in a public stock offering, privately placed $100 million in preferred stock and acquired 4,872 apartment units. The Company's market capitalization increased by 47%, apartment units owned increased by 35%, funds from operations increased by 89%, dividends per common share increased by 39% and its common stock price increased by 9%. The Board's outside directors believe the stock option and stock loan programs are key elements in motivating employees to achieve the Company's financial and operational objectives. Under these programs a substantial portion of compensation is tied to increases in the price of the Company's common stock. Prior to 1994, Mr. Knox had never participated under any Company stock option or stock loan program. On August 19, 1994, Mr. Knox purchased 100,000 shares of Company common stock at the market price of $19.00 per share with a full recourse, interest free loan under the Company's stock loan program. Mr. Knox will benefit through increases in the stock price of the Company's common stock and dividends paid. However, at least 2/3 of the dividends will be applied against the principal balance of the loan. The Board's outside directors determined that Mr. Knox's participation under the stock loan program would serve to further align his interests with those of the Company shareholders.

                                                           Peter S. Knox III
                                                          W. Tennent Houston
                                                             W. Hale Barrett
                                                           Pierce Merry, Jr.
                                                         Hugh Calvin Long II

                            EXECUTIVE COMPENSATION

   The following table sets forth the compensation paid or accrued for services by the Company's chief executive officer and the other two most highly compensated executive officers whose total salary and bonus exceeded $100,000 in 1994:

=============================================================================================================
                                                                      Long-Term
                                                                    Compensation
                                                                       Awards
                                                                    -------------
                                                                     Securities
                                             Annual Compensation      Underlying
                                          -------------------------  Options/SARs      All Other
Name and Principal Position     Year         Salary        Bonus         (#)         Compensation
- -------------------------------------------------------------------------------------------------------------
Peter S. Knox III               1994       $180,000    $115,000             --          $65,985  <F1><F2><F3>
Chairman of the Board           1993        150,000     120,000             --          $37,410  <F1><F2>
and Chief Executive Officer     1992        115,000      46,000             --           31,677  <F1><F2>
- -------------------------------------------------------------------------------------------------------------
W. Tennent Houston              1994        120,000      78,500         35,000           82,000  <F4><F5>
President                       1993        100,000      80,000         25,000           43,752  <F4><F5>
                                1992         80,000      30,000         10,000           17,410  <F4><F5>
- -------------------------------------------------------------------------------------------------------------
Michael N. Thompson             1994        100,000      78,500         25,000           60,921  <F6><F7>
Vice President                  1993         80,000      80,000         15,000           26,985  <F6><F7>
                                1992        $45,577     $75,000  <F8>   10,000           $3,733  <F7>
=============================================================================================================

<F1> In 1994, 1993 and 1992 the Company paid the $23,130 annual premium on a $1,000,000 life insurance policy insuring Mr. Knox with the death benefit payable to Mr. Knox's wife. The Company owns an interest in the policy equal to all premium payments paid by the Company. The Company's projected carrying cost of these premiums calculated on an actuarial basis was $16,217 for
     1994, $14,910 for 1993 and $14,427 for 1992.
<F2> The Company contributed $22,500 in 1994, $22,500 in 1993 and $17,250 in 1992 to the ESOP account of Mr. Knox.
<F3> Mr. Knox purchased 100,000 shares of Company common stock at the market price of $19.00 per share on August 19, 1994 with a full recourse, interest free loan under the Stock Loan Program . The imputed interest accrued on Mr. Knox's loan under the
     Stock Loan Program totalled $27,268 in 1994.  The maximum outstanding principal balance of the loan to Mr. Knox under the
     Stock Loan Program totalled $1,900,000 in 1994, and totalled $1,856,450 on March 1, 1995.
<F4> The Company contributed $18,000 in 1994, $15,000 in 1993 and $12,000 in 1992 to the ESOP account of Mr. Houston.
<F5> Mr. Houston has purchased Company common stock at the market price with full recourse, interest free loans under the
     Company's Stock Loan Program.  Mr. Houston purchased 25,000 shares on 9/14/92 at the market price of $10.750 per share by borrowing $268,750; 15,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $232,500; 25,000 shares on
     9/1/93 at the market price of $18.750 per share by borrowing $468,750; and 25,000 shares on 3/14/94 at the market price of
     $20.875 per share by borrowing $521,875. The imputed interest accrued on Mr. Houston's loans under the Stock Loan Program totalled $61,208 in 1994, $26,166 in 1993 and $4,017 in 1992. The maximum outstanding principal balance of loans to Mr.
     Houston under the Stock Loan Program totalled $1,435,375 in 1994, $944,700 in 1993 and $268,750 in 1992 and totalled
     $1,342,180 on March 1, 1995. The Company has also extended Mr. Houston interest free, full recourse loans to exercise incentive stock options. The imputed interest accrued on these loans totalled $2,792 in 1994, $2,586 in 1993 and $1,393 in
     1992. The maximum outstanding principal balance of these loans totalled $66,100 in 1994, $75,900 in 1993, $56,500 in 1992 and
     totalled $51,603 on March 1, 1995.
<F6> The Company contributed $15,000 in 1994 and $6,620 in 1993 to the ESOP account of Mr. Thompson.
<F7> Mr. Thompson purchased Company common stock at the market price with full recourse, interest free loans under the Company's
     Stock Loan Program. Mr. Thompson purchased 15,000 shares on 9/14/92 at the market price of $10.75 per share by borrowing
     $161,250; 15,000 shares on 1/11/93 at the market price of $15.50 per share by borrowing $232,500; 15,000 shares on 9/1/93 at the market price of $18.75 per share by borrowing $281,250; and 20,000 shares on 1/18/94 at the market price of $20.875 per share by borrowing $417,500. The imputed interest accrued on Mr. Thompson's loans under the Stock Loan Program totalled
     $44,659 in 1994, $19,383 in 1993 and $3,320 in 1992. The maximum outstanding principal balance of loans to Mr. Thompson under the Stock Loan Program totalled $1,053,200 in 1994, $657,300 in 1993 and $161,250 in 1992 and totalled $985,893 on March 1,
     1995.  The Company has also extended Mr. Thompson interest free, full recourse loans to exercise incentive stock options. The imputed interest accrued on these loans totalled $1,262 in 1994, $982 in 1993 and $413 in 1992. The maximum outstanding principal balance of these loans totalled $28,780 in 1994, $31,580 in 1993, $16,500 in 1992 and totalled $24,638 on March 1,
     1995.
<F8> Includes commission of $50,000 related to Mr. Thompson's services in the acquisition of apartments.

==================================================================================================================================
                                                Option/SAR Grants in Last Fiscal Year
- ----------------------------------------------------------------------------------------------------------------------------------
                                                           Individual Grants
                                 ------------------------------------------------------------
                                   Number of                                                         Potential Realizable Value at
                                  Securities     Percent of Total                                    Assumed Annual Rates of Stock
                                  Underlying       Options/SARs                                          Price Appreciation For
                                 Options/SARs       Granted to       Exercise or                            Option Term
                                    Granted        Employees in      Base Price    Expiration           5%               10%
             Name                     (#)           Fiscal Year        ($/Sh)         Date              ($)              ($)
- --------------------------------------------------------------------------------------------------------------------------------
Peter S. Knox III                       ----           ----            ----             ----                ----           ----
W. Tennent Houston                    35,000 (1)      8.86%          $19.00 (2)      8/19/04          $1,083,215     $1,724,839
Michael N. Thompson                   25,000 (1)      6.33%          $19.00 (2)      8/19/04            $773,725     $1,232,028
================================================================================================================================

<F1> All options are for Company common stock and are exercisable six months after the date of grant with respect to 20% of the number of shares underlying the options and an additional 20% annually after the date of grant.  The exercise price may be paid by the option holder delivering shares already owned or those received upon exercise of options. The option holder may also exercise stock appreciation rights by surrendering the right to exercise an option in exchange for a payment in cash or common stock equal to the excess of the fair market value over the exercise price of the shares subject to the option, subject to the approval of the Plan Administrators.
<F2> Fair market value on date of grant.

================================================================================================================================
                                                      Aggregated Option/SAR Exercises in Last Fiscal Year and
                                                      FY-End Option/SAR Values
- --------------------------------------------------------------------------------------------------------------------------------
                                                                Number of Securities Underlying       Value of Unexercised
                              Shares Acquired       Value                 at FY End                 In-the-Money Options/SARs
                                on Exercise       Realized                   (#)                          at FY End ($)
            Name                    (#)              ($)         Exercisable    Unexercisable     Exercisable      Unexercisable
- --------------------------------------------------------------------------------------------------------------------------------
Peter S. Knox III                  ----             ----                    ----                               ----
W. Tennent Houston                 2,000           $27,000        10,000           54,000           $31,250          $184,500
Michael N. Thompson                2,000           $29,750         6,000           38,000           $31,500          $161,125
================================================================================================================================

                        STOCK PRICE PERFORMANCE GRAPH

The graph below compares the five year cumulative total return to the shareholders of Merry Land & Investment Company, Inc. to the S&P 500 Index and the NAREIT Equity-REIT Index and assumes the reinvestment of all dividends at the market price on the day the dividend was paid beginning December 31, 1989 and ending December 31, 1994.

                                           Market Value
          Cumulative        Cash  ---------------------------------
  Date    No. Shares   Dividends  Per Share              Merry Land   S&P 500  Equity REITs
- --------  ----------   ---------  ---------    --------  ----------   -------  ------------
12/31/89     20.5128                   4.88    12/31/89         100       100           100
 3/31/90     20.9336        0.10       4.88                     102        97            96
 6/30/90     21.4262        0.10       4.25                      91       103            96
 9/30/90     21.9618        0.10       4.00                      88        89            82
12/31/90     22.5286        0.10       3.88    12/31/90          87        97            85
 3/31/91     22.9595        0.11       5.75                     132       111           104
 6/30/91     23.4187        0.11       5.50                     129       111           105
 9/30/91     23.8667        0.11       5.75                     137       117           109
12/31/91     24.1949        0.11       8.00    12/31/91         194       126           115
 3/31/92     24.6348        0.15       8.25                     203       123           116
 6/30/92     25.0938        0.17       9.13                     229       126           119
 9/30/92     25.4456        0.17      12.13                     309       130           127
12/31/92     25.7340        0.17      15.00    12/31/92         386       136           132
 3/31/93     26.0281        0.20      17.50                     455       142           160
 6/30/93     26.3674        0.22      16.88                     445       143           156
 9/30/93     26.6388        0.22      21.38                     569       146           170
12/31/93     26.9851        0.26      20.00    12/31/93         540       150           157
 3/31/94     27.3706        0.30      21.00                     575       144           163
 6/30/94     27.7761        0.30      20.25                     562       145           166
 9/30/94     28.2007        0.30      19.63                     553       152           162
12/31/94     28.6519        0.35      21.88    12/31/94         627       152           162

               Assumes $100 Invested on December 31, 1989 in
             Merry Land & Investment Company, Inc., S&P 500 and
                          NAREIT Equity-REIT Index

                   VOTING SECURITIES AND PRINCIPAL HOLDERS

     The close of business on March 1, 1995 has been set as the record date for determination of shareholders entitled to notice of and to vote at the meeting. On March 1, 1995, the total number of outstanding shares of the Company's common stock (the only voting securities of the Company) was 32,173,600 each of which is entitled to one vote. The table below sets forth certain information concerning the only person known to the Company to beneficially own more than 5% of the outstanding common stock, and the beneficial ownership of common stock of the directors and executive officers as a group:

                                      Amount and
                    Name and           Nature of
                   Address of         Beneficial      Percent
                   Beneficial       Ownership as of     of
                      Owner          March 1, 1995     Class
                   ----------       ---------------   -------
                Peter S. Knox III
              203 Folkstone Circle   2,688,064<F1>     8.3%
                Augusta, GA 30907

                  All Executive
                  Officers and
                    Directors        3,326,204<F2>     10.3%
                   as a group

- ----------
<F1> Includes 2,213,583 shares owned by Knox, Ltd., a limited partnership,
     203 Folkstone Circle, Augusta, Georgia 30907, of which Peter S. Knox
     III and Boone A. Knox are general partners. Includes 175,000 shares owned by the Knox Foundation of which Peter S. Knox III and Boone A.
     Knox are Trustees. Peter S. Knox III is chairman of the Company.
     12,877 shares are held in Mr. Knox's ESOP account and 15,632 are in his wife's name. Mr. Knox disclaims beneficial ownership of the shares owned by his wife. The remaining 170,972 shares are owned by Mr. Knox individually.

<F2> See "Directors" and "Executive Officers".

                     INCREASE OF AUTHORIZED COMMON STOCK

     The Board of Directors recommends that the number of shares of authorized common stock be increased from 50,000,000 shares to 100,000,000 shares. As of March 1, 1995, 32,173,600 shares of common stock were issued and outstanding, 11,239,272 shares of common stock were reserved for issuance upon conversion of the Company's $1.75 Series A Cumulative Convertible Preferred Stock, $2.205 Series B Cumulative Convertible Preferred Stock and $2.15 Series C Cumulative Convertible Preferred Stock and 537,000 shares of common stock were reserved for issuance upon the exercise of options granted under the Company's various stock option plans. Accordingly, only a total of 6,050,128 shares of common stock are now available for future issuance.

     In the judgment of the Board of Directors it is desirable to increase the number of authorized shares of common stock in order to allow the Company to issue additional shares in order to raise capital for acquisition and development of apartments and other corporate purposes. If the Company's shareholders approve the proposed increase in the number of authorized shares of common stock, no further authorization by shareholder action will be required for the issuance of the additional shares of common stock unless otherwise required by law, regulatory authorities or stock exchange rules. The Company's shareholders do not have the preemptive right to purchase or subscribe to any part of any new or additional issuance of common stock.

     The proposed increase in the number of authorized shares of common stock could be considered to be "anti-takeover" in nature if unreserved shares were issued under circumstances intended to discourage or make more difficult an attempt by a person or organization to gain control of the Company. Such issuances may also be specifically designed to frustrate or discourage attempts to effect a merger with or otherwise gain control of the Company. The Board of Directors has not, however, designed the proposed increase of authorized shares of common stock as part of an "anti-takeover" strategy. The Company's management has no knowledge of any specific effort by any identified persons or organizations to accumulate the Company's shares or otherwise gain control of the Company.

     The Board of Directors recommends that the Company's shareholders approve the proposed increase in the number of authorized shares of common stock from 50,000,000 to 100,000,000. A complete copy of the proposed amendment of the Articles of Incorporation is attached to this proxy statement as Appendix "A".

                     1995 STOCK OPTION AND INCENTIVE PLAN

     The shareholders at the 1994 Annual Meeting approved the adoption of the 1994 Stock Option and Incentive Plan which provided an opportunity for selected Company employees to acquire 600,000 shares of common stock, thereby encouraging the employees' proprietary interest in promoting the growth and performance of the Company. Awards of all except 10,000 remaining options and stock loans were made through December, 1994 to a total of 31 employees of the Company. The Board believes that its stock option and stock loan programs are key elements in motivating employees to achieve the Company's financial and operational objectives. The Board also believes that the ability to grant Dividend Rights to key employees will further these goals by encouraging management to achieve growth in both stock price and the dividend rate thereby aligning their interests with the shareholders.

     The Board recommends the adoption of the 1995 Stock Option and Incentive Plan (the "1995 Plan"), a complete copy of which is attached to this proxy statement as Appendix "B". The Plan is designed to enhance the Company's ability to attract and retain individuals of exceptional management ability. The 1995 Plan makes 1,500,000 shares of common stock available for issuance with the number of shares being subject to adjustment to reflect changes in the Company's capitalization such as stock dividends, stock splits, recapitalization, merger, consolidation or reorganization of the Company. Under the 1995 Plan, grants of any combination of Incentive Stock Options, Nonstatutory Stock Options, Stock Loan Rights, and Dividend Rights, up to an aggregate of 1,500,000 shares, may be awarded. The 1995 Plan shall remain in effect until 2005 unless sooner terminated in accordance with its terms.

     The 1995 Plan will be administered by the Board excluding those directors who are Company employees (the "Administrators"). Only key, full-time Company employees may be selected by the Administrators to receive awards. The Company does not expect that more than 35 employees will be selected to receive awards. The Administrators are otherwise given absolute discretion under the 1995 Plan to select persons to whom awards will be granted and to determine the number and type of awards to be granted to each; however, no employee may receive awards with respect to more than 100,000 shares in any calendar year. No Administrator is eligible to receive awards under the 1995 Plan while serving as an Administrator.

Incentive Stock Options and Nonstatutory Stock Options

     Terms of Exercise. Options ("Options") to buy stock may be granted to eligible employees under the 1995 Plan as either Incentive Stock Options ("ISOs"), which are intended to qualify for favorable tax treatment under federal tax law, or Nonstatutory Stock Options ("NSOs"). The 1995 Plan requires that the exercise price of the Options be equal to or greater than the fair market value of the Company's common stock on the date of the grant. The term of any ISO cannot exceed ten years from date of grant. Subject to additional restrictions, if any, imposed at the time of grant, Options will become exercisable at the rate of 20% of the shares subject to the Option, per year. No Option will become exercisable within 6 months of the date of grant. The Options are not transferable, except by will or the laws of descent and distribution. Options may be exercised in any order. The 1995 Plan provides that the aggregate fair market value (determined at the time of grant) of stock for which ISOs first become exercisable in any calendar year cannot exceed $100,000 for any employee. Any excess Options are treated as NSOs.

     Exercise Price. The exercise price of an Option is payable in cash or, if permitted by the Administrators, by surrendering shares of the Company's common stock already owned by the optionee, or with a combination of cash and shares. The Administrators may, but are not required to, accept the surrender of the right to exercise an Option in consideration for payment by the Company of an amount equal to the excess of the fair market value of the shares subject to the option so surrendered over the option price of the shares. Payment may be made in cash or in shares of common stock of the Company, or partly in cash and partly in shares of common stock.

     Termination of Employment. If the optionee of an Option ceases to be employed by the Company or a subsidiary for any reason other than death or disability, the Option shall immediately terminate. However, an optionee whose employment is terminated by retirement in accordance with the normal retirement policies of the Company or an optionee whose employment is terminated without cause within one year following a change in control of the Company will be permitted to exercise the Option for a period of three months after the date of termination, but no later than the date on which such Option would otherwise expire. "Control" for this purpose means the power, directly or indirectly, to direct the management or policies of the Company or to vote 25% or more of the total combined voting power of all classes of voting securities of the Company.

     Death or Disability. If the optionee of an Option becomes disabled, the Option may be exercised at any time within one year after the date of termination of employment due to disability, but not later than the date on which the Option would otherwise expire. Upon the death of an optionee while employed by the Company, the Option will expire one year after the date of death unless by its terms it expires sooner. During this one year, the Option may be exercised by the optionee's estate or by the person to whom the optionee's rights under the Option pass by will or by the laws of descent and distribution.

     Taxation of ISOs; Holding Period Requirements. An optionee receiving ISOs will not recognize income at the time the ISOs are granted or at the time the ISOs are exercised. However, the excess of the fair market value over the exercise price of the stock purchased will be an adjustment item for purposes of the alternative minimum tax in the year the ISOs are exercised. Provided the holding periods described below are met, when the shares of stock received pursuant to the exercise of an ISO are sold or otherwise disposed of in a taxable transaction, gain or loss, measured by the difference between the exercise price and the amount realized, will be recognized to the optionee as long-term capital gain or loss. In order for an optionee to receive this favorable tax treatment, the optionee must make no disposition of the shares within two years from the date the ISO was granted nor within one year from the date the ISO was exercised and the shares were transferred to the Optionee.

     Taxation Holding Period Requirements Not Satisfied. If all of the requirements for an ISO are met except for the holding period rules set forth above, the optionee will be required at the time of the disposition of the stock to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain. At that time, the Company will be allowed a corresponding business expense deduction to the extent of the amount of the optionee's ordinary income.

     Taxation of NSOs. An optionee receiving NSOs will not recognize income at the time the NSOs are granted. However, the excess of the fair market value over the exercise price of the stock purchased will be recognized as income by the optionee in the year the NSOs are exercised. The Company will be allowed a corresponding deduction in such amount.

     Taxation Surrender of ISO. If the Company makes a payment to the optionee in cash or in shares of common stock of the Company in exchange for the optionee's surrender of the right to exercise an ISO or NSO, then the optionee will recognize ordinary income in the amount of the cash received plus the fair market value of the stock received. The Company will be allowed a corresponding deduction in such amount.

Stock Loan Rights

     General Provisions. Under the 1995 Plan selected key employees may receive Stock Loan Rights, consisting of interest free loans to purchase Company common stock at the then prevailing market price. The loans are payable on demand, secured by the common stock purchased by the employee, with at least two thirds of the dividends to be applied against the principal balance of the loan, and may be made with or without recourse against the employee. No shares of stock purchased with Stock Loan Rights may be released to the employee until the loan is repaid in full. In the event of default, the Company's recourse may either be limited to the stock purchased and pledged under the Stock Loan Rights and the employee may have no liability or may provide full recourse against the employee.

     Taxation For federal income tax purposes interest will generally be imputed on an interest free or below market loan extended under the 1995 Plan. The employee is deemed to have paid the imputed interest to the Company and the Company is deemed to have paid said imputed interest back to the employee as additional compensation. The deemed interest payment is taxable to the Company as income, and may be deductible to the employee to the extent allowable under the rules relating to investment interest. The deemed compensation payment to the employee is taxable to the employee and deductible to the Company, but is subject to employment taxes such as FICA and FUTA. The deemed interest and compensation payments mostly offset each other for income tax purposes for both the Company and, to the extent the employee's investment interest is deductible, the employee. However, if the loan is a limited recourse loan, the stock purchase may be recharacterized as an option to purchase (with no immediate tax consequences) until the circumstances dictate that option treatment is no longer appropriate.

Dividend Rights

     Selected key employees may also receive Dividend Rights based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Dividend Right and the date such Award is exercised, vests or expires, under terms as determined by the Administrators. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations or forfeitability conditions as may be determined by the Administrators. Generally, the amount of cash and the value of shares of common stock credited to the employee's account will be treated as taxable income to the employee (and deductible to the Company) when the employee's benefits under the Dividend Rights are not subject to a substantial risk of forfeiture.

     The foregoing does not address the effects of foreign, state or local tax laws on the 1995 Plan or on the participation therein.

                   TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Pierce Merry, Jr., a director of the Company, is the retired Chairman of the Board of Boral Bricks, Inc., the former parent of the Company. The Company received $228,892 in 1994 from Boral for clay mined from Company lands.

     W. Hale Barrett, a director and Secretary of the Company, is also the senior member of Hull, Towill, Norman & Barrett, P.C., counsel to the Company. The Company paid Mr. Barrett's firm $518,046 in fees in 1994.

     The above transactions were unanimously approved or ratified by the disinterested members of the Board. The Board believes that the terms of the transactions are no less favorable to the Company than could have been realized in an arm's length transaction with unaffiliated persons. All future transactions with affiliates will also be approved or ratified by majority of the disinterested directors.

                                 ACCOUNTANTS

     The Company has selected Arthur Andersen LLP as the Company's independent public accounting firm for 1995. A representative of the accounting firm will be present at the annual meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if desired.

                SHAREHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

     Any shareholder may present a proposal for consideration at future meetings of the shareholders. The procedures which a shareholder must follow to submit a proposal are fully set forth in Rule 14a-8 of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     Among other requirements of the rule is a requirement that proposals for consideration at the next annual meeting of the Company's shareholders must be received at the Company's principal office not later than November 25, 1995.
                                OTHER MATTERS

     The Board knows of no other matters to be brought before the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion and judgment in such matters.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR 1994. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO W. HALE BARRETT, SECRETARY, MERRY LAND & INVESTMENT COMPANY, INC., P O. BOX 1417, AUGUSTA, GEORGIA 30913.

March 25, 1995                           MERRY LAND & INVESTMENT COMPANY, INC.

                                APPENDIX "A"
                                ------------
                           ARTICLES OF AMENDMENT
                                     TO
                         ARTICLES OF INCORPORATION
                                    OF
                   MERRY LAND & INVESTMENT COMPANY, INC.



     1.   The name of the corporation is Merry Land & Investment Company,
          Inc.

     2. The amendment to the articles of incorporation is to increase the number of authorized common shares from 50,000,000 to 100,000,000 by amending paragraph (b) of Article 5 as heretofore amended, by deleting "50,000,000 shares of common stock, without par value" and inserting in lieu thereof "100,000,000 shares of common stock, without par value".

     3. This amendment to the articles of incorporation was adopted by the shareholders of the corporation at a duly held meeting on April 17, 1995.

     4. This amendment was duly approved by the shareholders in accordance with the provisions of Section 14-2-1003 of the Official Code of Georgia Annotated.

     This ____ day of April, 1995.


                                   Merry Land & Investment
                                   Company, Inc.


                                   By:
                                   -----------------------
                                      W. Tennent Houston
                                       As Its President


                                   Attest:
                                   -----------------------
                                        John W. Gibson
                                   As Its Assistant Secretary

                                       (Corporate Seal)

                                APPENDIX "B"
                                ------------

                   MERRY LAND & INVESTMENT COMPANY, INC.

                    1995 STOCK OPTION AND INCENTIVE PLAN

  WHEREAS, Merry Land & Investment Company, Inc. ("Merry Land") desires to adopt this Merry Land & Investment Company, Inc. 1995 Stock Option Plan and Incentive Plan (the "Plan") and to subject 1,500,000 shares of Merry Land Common Stock to the Plan by adopting this Plan with respect to such Common Stock;

  NOW, THEREFORE, Merry Land hereby adopts the following Plan:

1.     PURPOSE

  a. This Plan is intended as a performance incentive and to encourage the continued employment of key employees of Merry Land and other corporations which qualify as subsidiary corporations of Merry Land (the "Subsidiaries") within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the person to whom an award (the "Award") is granted (the "Participant") may acquire or increase his or her proprietary interest in the success of Merry Land and the Subsidiaries. The Plan is further intended to closely associate the interests of Merry Land's management with the shareholders by reinforcing the relationship between Participants' rewards and shareholders' gains.

  b. Awards may be designated as Incentive Stock Options, Nonstatutory Stock Options, Stock Loan Rights or Dividend Rights. Awards designated as Incentive Stock Options are intended to qualify as incentive stock options as defined in Section 422 of the Code.

2.     ADMINISTRATION

  a. The Plan shall be administered by the Board of Directors of Merry Land excluding those directors who are employees or officers of Merry Land (the "Outside Directors"). No Outside Director shall be eligible at any time during his or her tenure to receive awards under the Plan. A majority vote of the Outside Directors shall be required for all of their actions.

  b. The Outside Directors shall have the power, subject to, and within the limits of, the express provisions of the Plan:

       i. To determine from time to time which employees are eligible persons and which of the eligible persons shall be granted Awards under the Plan, and the time or times when, and the number of shares for which, an Award shall be granted to such person;

       ii. To prescribe the other terms and provisions (which need not be identical) of each Award granted under the Plan to eligible persons;

       iii. To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for administration. The Outside Directors, in the exercise of this power, may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement, in the manner and to the extent they shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Outside Directors may retain counsel at the expense of Merry Land. All decisions and determinations by the Outside Directors in exercising this power shall be final and binding upon Merry Land, the Subsidiaries, and the Participants.

       iv. To determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting a termination of his or her employment for purposes of the Plan; and

       v. Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of Merry Land and the Subsidiaries with respect to the Plan.

3.     STOCK

  a. The stock subject to the Awards shall be shares of Merry Land's authorized but unissued common stock, no par value per share (the "Common Stock "). The number of shares for which Awards may be granted, excluding the shares involved in the unexercised portion of any cancelled, terminated or expired Awards, shall not exceed an aggregate number 1,500,000 shares of Common Stock.

  b. Whenever any outstanding Award under the Plan expires, is cancelled, or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such Award may again be the subject of Awards under the Plan except for Awards surrendered as provided in Section 7 hereof.

4.     ELIGIBILITY

  a. The persons who shall be eligible to receive Awards shall be full-time employees of Merry Land or the Subsidiaries who, in the opinion of the Outside Directors, are responsible in more than ministerial ways for the management, operation and success of Merry Land or a parent or Subsidiary (such employees to be designated as "key employees"). Subject to the following provisions, the Outside Directors may from time to time grant Awards to one or more eligible persons. A Participant may hold more than one option and receive more than one Award. No Participant may receive Awards with respect to more than 100,000 shares of Common Stock in any calendar year.

  b. Nonstatutory Stock Options and Incentive Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Outside Directors at the time of grant of each such option, but in no event shall an option be exercisable after the expiration of 10 years from the date of grant, provided, however, that if any employee, at the time an Incentive Stock Option is granted to such employee, owns stock representing more than 10% of the total combined voting power of all classes of stock of Merry Land or any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of 5 years from the date of grant. Each Incentive Stock Option granted under this Plan shall also be subject to earlier termination as provided in a particular Award agreement.

  c. The aggregate fair market value (determined at the time the Award is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under the Plan (and all such other Plans of Merry Land, a Subsidiary thereof, or parent or predecessor corporation within the meaning of Section 422 of the Code and the regulations promulgated thereunder) shall not exceed $100,000.00. For this purpose incentive stock options granted before January 1, 1987 shall not be taken into account. To the extent an Award of Incentive Stock Options would so exceed $100,000, such excess options shall be deemed Nonstatutory Stock Options.

5.     TERMS OF THE OPTION AGREEMENTS

  The terms of each award of Incentive Stock Options or Nonstatutory Stock Options shall be evidenced by an option agreement. Each option agreement shall contain such provisions as the Outside Directors shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

  a. Any Award shall expire on the date specified in the Award agreement, which date for an Incentive Stock Option shall not be later than the tenth anniversary of the date on which the Award was granted.

  b. The minimum number of shares with respect to which an option may be exercised at any one time shall be 100 shares, unless the number purchased is the total number at the time available for purchase under the Award.

  c. Each Award shall be exercisable in such installments (which need not be equal) and at such times as designated by the Outside Directors; provided, however, that no Award granted hereunder shall be exercisable at a rate greater than 20% per year and provided further that no option may be exercised within 6 months of the date of grant. This 20% per year limitation shall be applied such that an additional 20% of the shares subject to each option may become exercisable on each anniversary date of the grant of the Award (until 100% of the shares may be purchased). To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but no later than the date the Award expires.

  d. The purchase price per share of Common Stock under each option shall be not less than the fair market value of the Common Stock subject to the Award on the date the Award is granted, subject to the conditions contained below with respect to 10% shareholders. For this purpose, the fair market value of the Common Stock shall be determined in good faith by the Outside Directors. If any employee, at the time an Incentive Stock Option is granted to him or her, owns stock representing more than 10% of the total combined voting power of all such classes of stock of Merry Land or any of the Subsidiaries (or, under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock) the purchase price per share of Common Stock under each Incentive Stock Option granted to him or her shall be not less than 110% of the fair market value of the Common Stock subject to the Award at the date the Award is granted. Each option granted under this Plan shall also be subject to earlier termination as provided in this Plan or as provided in a particular Award agreement.

  e. The optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such option unless and until the option shall have been exercised pursuant to the terms thereof, Merry Land shall have issued and delivered the shares to the optionee, and the optionee's name shall have been entered as a stockholder of record on the books of Merry Land. Thereupon, the optionee shall have full voting, dividend, and other ownership rights with respect to such shares of Common Stock.

6.     METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE OF OPTIONS

  a. Subject to the provisions of Sections 5 and 9 hereof, Incentive Stock Options and Nonstatutory Stock Options granted under this Plan may be exercised in whole or in installments to such extent, and at such time or times during the terms thereof, as shall be determined by the Outside Directors at the time of grant of each such Award.

  b. An option may be exercised by the Participant delivering to the Outside Directors on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase (the "Notice").

  c. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be in either (i) cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) in the discretion of the Outside Directors, shares of Common Stock of Merry Land with a fair market value, determined in accordance with Section 5 hereof, as of the effective date of exercise of the option, equal to or less than the Total Option Price, plus cash, in an amount equal to the amount, if any, by which the Total Option Price exceeds the fair market value of the Common Stock.

  d. Except as provided to the contrary in Section 10 hereof, an Incentive Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an employee of Merry Land or any parent or Subsidiary.

  e. Merry Land may, with the Outside Directors' approval, extend one or more loans to Participants in connection with the exercise or receipt of outstanding options granted under the Plan; provided any such loan shall be subject to the following terms and conditions:

       i. The principal of the loan shall not exceed the amount required to be paid to Merry Land upon the exercise of the option and the loan proceeds shall be paid directly to Merry Land in consideration of such exercise or receipt.

       ii. The initial term of the loan shall be determined by the Board or the Committee; provided that the term of the loan, including extensions, shall not exceed a period of ten years.

       iii. The loan shall be with full recourse to the Participant, shall be evidenced by the Participant's promissory note and shall bear interest at a rate determined by the Board or the Outside Directors but not less than Merry Land's average cost of funds as of a date within thirty-one (31) days of the date of such loan, as determined by the Board or the Outside Directors.

       iv. In the event a Participant terminates his or her employment with Merry Land, the unpaid principal balance of the note shall become due and payable on the tenth (10th) business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the tenth (10th) business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

7.     STOCK APPRECIATION: RELEASE OF FINANCIAL INFORMATION

  a. The Outside Directors may, but shall not be obligated to, authorize on such terms and conditions as they deem appropriate in each case, Merry Land to accept the surrender by the Optionee of the right to exercise an Incentive Stock Option or Nonstatutory Stock Option (or portion thereof) in consideration for the payment by Merry Land of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option (or portion thereof) surrendered over the option price of such shares. Such payment, at the discretion of the Outside Directors, may be made in shares of Common Stock valued at the then fair market value thereof (determined as provided in Section 5 hereof), or in cash, or partly in cash and partly in shares of Common Stock.

  b. Any election by an optionee to exercise the stock appreciation rights provided in this section shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the twelfth business day following such date. This condition shall be deemed to be satisfied when the specified financial data appears on or in a wire service, financial news service, or newspaper of general circulation, or is otherwise first made publicly available.

  c. Any option surrendered as provided in this Section 7 shall be canceled by Merry Land and not be subject to further grant.

  d. The Outside Directors shall be authorized hereunder to make payment to the optionee in shares of Common Stock only if Section 83 of the Code applies to the Common Stock transferred to the Participant.

  e. Notwithstanding anything contained herein to the contrary, the stock appreciation rights provided in this Section with respect to Incentive Stock Options shall, by their terms, meet the following requirements:

       i. The stock appreciation rights shall expire not later than the expiration of the underlying Incentive Stock Option to which such rights relate;

       ii. The stock appreciation rights may be for no more than 100% of the difference between the exercise price of the underlying Incentive Stock Option and the fair market value of the stock subject to the underlying Incentive Stock Option at the time the stock appreciation rights are exercised;

       iii. The stock appreciation rights may be transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

       iv. The stock appreciation rights may be exercised only when the underlying Incentive Stock Option is eligible to be exercised;

       v. The stock appreciation rights may be exercised only when the fair market value of the stock subject to the underlying Incentive Stock Option exceeds the exercise price of such Incentive Stock Option; and

       vi. The stock appreciation rights may be exercised only if such exercise has the same economic and tax consequences as the exercise of the underlying Incentive Stock Option followed by an immediate sale of the stock acquired thereby.

8.     USE OF PROCEEDS FROM STOCK

  Proceeds from the sale of Common Stock pursuant to options or Stock Loans granted under the Plan shall constitute general funds of Merry Land.

9.     ADJUSTMENT OF SHARES UPON CHANGES IN CAPITAL STRUCTURE

  The number of shares covered by any outstanding Incentive or Nonstatutory Stock Option or Dividend Right and the price per share thereof shall be proportionately adjusted by the Outside Directors for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend or any other increases in such shares effected without receipt of consideration by Merry Land, or any other decrease therein effected without distribution of cash or property in connection therewith.

  If Merry Land is merged into or consolidated with another corporation under circumstances where Merry Land is not the surviving corporation or if Merry Land is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, or sale, as the case may be, each holder of any outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities, cash, or other property, as the holders of shares of common stock receive pursuant to the terms of the merger, consolidation, or sale; and (ii) all outstanding options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation, or sale provided that notice of such cancellation shall be given to each holder of an option, and each holder of any option shall have the right to exercise such option in full, subject to the limitations of Section 4(c), whether or not then otherwise exercisable, during a 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.

10.    TERMINATION OF EMPLOYMENT OR SERVICE

  a. In the event of the death of an optionee while in the employ of Merry Land or a parent or Subsidiary:

       i. Nonstatutory or Incentive Stock Options, whether or not exercisable at the time of the death of the optionee, may be exercised (subject to the limitations of Section 4(c)), as provided in Section 6 hereof, by the estate of the optionee or by a person who acquired the right to exercise such option by bequest or inheritance from such optionee, within one year after the date of death but not later than the date on which the option would otherwise expire; or

       ii. The Outside Directors may authorize, if not theretofore authorized, Merry Land to accept surrender of the right to exercise such option (or any part thereof) to the extent that the optionee was entitled to do so under Section 7 hereof at the date of his or her death by the estate of the optionee, or by a person who acquired the right to exercise such option by bequest or inheritance from such optionee, within one year after the date of such death but not later than the date on which the Option would otherwise expire.

  b. If the employment of an optionee is terminated by reason of disability as defined in Section 22(e)(3) of the Code, the Incentive or Nonstatutory Stock Options held by such optionee may be exercised, as provided in Section 6 hereof, whether or not exercisable at the time of such termination of employment (subject to the limitations of Section 4(c)), within one year after such termination but not later than the date on which such options would otherwise expire.

  c. If the employment of an optionee is terminated for any reason other than such death or disability, Incentive and Nonstatutory Stock Options held by such optionee shall, to the extent not theretofore exercised, be canceled upon such termination and shall not thereafter be exercisable; provided, however, that an optionee whose employment is terminated by retirement in accordance with the normal retirement policies of Merry Land or a parent or Subsidiary, as determined by the Outside Directors, shall be permitted to exercise such options, whether or not exercisable at the time of such termination (subject to the limitations of Section 4(c)), for a period of three months after the date of such termination but no later than the date on which the options would otherwise expire; provided, further, that the optionee whose employment is terminated without cause within one year following a change of control (such change occurring within any twelve-month period) of Merry Land shall be permitted to exercise such option subject to the restrictions of Section 4(c), whether or not exercisable at the time of such termination, for a period of three (3) months after the date of such termination but not later than the date on which the options would otherwise expire. "Control" for this purpose shall mean the power directly or indirectly, to direct the management or policies of Merry Land or to vote twenty-five percent (25%) or more of the total combined voting power of all classes of voting securities of Merry Land.

11.    AMENDMENT OF THE PLAN

  The Board of Directors, at any time, and from time to time, may amend the Plan, subject to any required regulatory approval and to the limitation that, except as provided in Section 9 hereof, no amendment shall be effective unless approved by vote of a majority of the total votes cast by the stockholders of Merry Land at an annual or special meeting held within twelve months before or after the date of such amendment's adoption, where such amendment will:

  a. Increase the number of shares of Common Stock as to which Incentive Stock Options may be granted under the Plan; or

  b. Change in substance Section 4 hereof relating to eligibility to participate in the Plan; or

  c.   Increase the cost to Merry Land of Stock Loan Rights or Dividend
Rights.

  Except as provided in Section 9 hereof, rights and obligations under any Award granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the Award was granted.

12.    EFFECTIVENESS OF THE PLAN

  This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that (1) the effectiveness of this Plan shall be subject to the approval of the stockholders of Merry Land, within 12 months before or after the adoption of this Plan by the Board of Directors, and (2) the effectiveness of Awards granted under this Plan prior to the date such stockholder approval is obtained shall also be subject to such stockholder approval.

13.    TERMINATION OR SUSPENSION OF PLAN

  The Board of Directors at any time may terminate or suspend the Plan. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the effective date specified in Section 12 hereof, but such termination shall not affect any Award theretofore granted. An Award may not be granted while the Plan is suspended or after it is terminated.

  Rights and obligations under any Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the Participant.

14.    STOCK LOAN RIGHTS

  Selected key employees may be granted interest free, limited or full recourse loans to purchase Common Stock at the fair market value
(determined as provided in Section 5) prevailing at the time of purchase. The loans shall be:

  a.   evidenced by a promissory note,

  b.   payable on demand,

  c. secured by the common stock purchased by the employee with all dividends to be applied against the principal balance of the loan, and

  d. if approved by the Outside Directors, extended on a limited recourse basis with recourse in the event of default limited to the shares of stock purchased with and securing the loan and without personal liability on the part of the employee.

  No shares of Common Stock purchased pursuant to the Stock Loan Rights may be released to the employee until the loan is repaid in full.

15.    DIVIDEND RIGHTS

  A Participant may also be granted "Dividend Rights" based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the Award Date and the date such Award is exercised, vests or expires, as determined by the Outside Directors. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Outside Directors.

16.    NONEXCLUSIVITY OF THE PLAN

  Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of Merry Land for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock Awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. The adoption of this Plan shall not terminate or have any effect on any prior or existing incentive stock option or stock loan plan.

17.    NONTRANSFERABILITY OF AWARDS

  Except as provided in Section 10 hereof:

  a. All Awards granted pursuant to the Plan shall not be transferable, except by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant; and

  b. No assignment or transfer of the Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right in the Award whatsoever, but immediately upon any attempt to assign or transfer the Award the same shall terminate and be of no force or effect.

18.    MANNER OF GRANT OF AWARDS

  Nothing contained in this Plan or in any resolution heretofore or hereafter adopted by the Board of Directors or the Outside Directors or any committee or by the stockholders of Merry Land with respect to this Plan shall constitute the granting of an Award under the Plan. The granting of an Award under this Plan shall be deemed to occur only upon the date on which the Outside Directors as provided for in Section 2 hereof shall approve the grant of such Award.

19.    SECURITIES LAWS

  All Awards shall be subject to any provision necessary to assure compliance with federal and state securities laws. Unless otherwise advised by counsel to Merry Land, each Award shall contain Participant's acknowledgement that neither the Award nor the securities subject to the Award have been registered under any state or federal securities law. Participant agrees that the Award may not be exercised unless he or she is able and willing to represent in writing to Merry Land that the securities subject to the Award are being acquired by Participant for his or her own account and without a view to the further distribution of such securities. A legend reading substantially as follows shall be placed on the certificate(s) representing the securities:

  "These securities have not been registered under the Securities Act of 1933 nor under any state securities law and may not be offered or sold or transferred in the absence of an effective registration statement under the Securities Act or under any applicable state act or an opinion of counsel satisfactory to the Corporation that such registration is not required."

  The transfer agent shall also be instructed to refuse to transfer the securities unless the legend has been complied with.

20.    TAX WITHHOLDING

  The employer (whether Merry Land or a Subsidiary) of any employee granted an Award under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant or exercise of any Award or the sale of stock acquired upon the exercise of an Incentive Stock Option in order for the employer to obtain a tax deduction available to the employer as a consequence of such grant, exercise, or sale, as the case may be.

21.    CONTINUATION OF EMPLOYMENT

  Nothing contained in this Plan (or in any written Award agreement) shall obligate Merry Land or any Subsidiary to continue to employ, for any period, an employee to whom an Award has been granted, or interfere with the right of Merry Land or any Subsidiary to reduce such employee's compensation.

22.    PLAN NOT FUNDED

  No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of Merry Land by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan shall create a trust of any kind or a fiduciary relationship between Merry Land and any Participant or beneficiary. To the extent that a Participant or beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of Merry Land. Awards payable under the Plan shall be paid in shares of Common Stock or from the general assets of Merry Land, and no special or separate fund or deposit shall be established and no segregation of assets or shares shall be made to assure payment of such Awards.

23.    EXCULPATION AND INDEMNIFICATION

  Merry Land shall indemnify and hold harmless the members of the Board of Directors and the Outside Directors acting in accordance with Section 2, from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

                                APPENDIX "C"
                                ------------

                   MERRY LAND & INVESTMENT COMPANY, INC.
                               P.O. Box 1417
                           Augusta, Georgia 30903

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Peter S. Knox III and W. Tennent Houston, or either of them present at the annual meeting to be held on April 17, 1995 at 10:00 a.m. at the Telfair Inn, 326 Greene Street, Augusta, Georgia, and at any or all adjournments, with power of substitution, as the undersigned's true and lawful attorney and proxy to represent the undersigned at that meeting and to vote in the undersigned's name, that number of shares which the undersigned is entitled to vote. The undersigned's attorney and proxy is hereby instructed to vote as follows:

- ---------------------------------------------------------------------------
1.   ELECTION OF DIRECTORS

[ ]  FOR all nominees listed  [ ]  WITHHOLD AUTHORITY to vote for all below

W. Hale Barrett  W. Tennent     Peter S. Knox  Hugh Calvin   Pierce Merry,
                   Houston           III         Long II          Jr.

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY LISTED INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST ABOVE.
- ---------------------------------------------------------------------------
2. ADOPTION OF AMENDED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF COMMON SHARES FROM 50,000,000 TO 100,000,000

[ ]  FOR                       [ ]  AGAINST                    [ ]  ABSTAIN
- ---------------------------------------------------------------------------
3. APPROVAL OF THE 1995 STOCK OPTION AND INCENTIVE PLAN

[ ]  FOR                       [ ]  AGAINST                    [ ]  ABSTAIN
- ---------------------------------------------------------------------------
4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
   OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS, FOR THE ADOPTION OF THE AMENDED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF COMMON SHARES FROM 50,000,000 TO 100,000,000 AND FOR APPROVAL OF THE 1995 STOCK OPTION AND INCENTIVE PLAN.
- ---------------------------------------------------------------------------
   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

[----------------------------------------]
|                                        |    << PLEASE INDICATE ANY CHANGE
|                                        |                       IN ADDRESS
|                                        |
|                                        |Dated:                     , 1995
|                                        |---------------------------------
|                                        |
|                                        |
|                                        |
|                                        |---------------------------------
|                                        |Signature of Shareholder
|                                        |
|                                        |
|                                        |
|                                        |---------------------------------
|                                        |Signature if held jointly
|                                        |
|                                        |Please specify choices, sign,
|                                        |date and return in the enclosed
[----------------------------------------]postage paid envelope.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.